INDEPENDENT AUDITORS' CONSENT                                         EXHIBIT 23

           We hereby consent to the incorporation by reference in Registration Statement 33-25499 on Form S-3 and in Registration Statement 33-59760 on Form S-8 of our report dated June 28, 1996 included in this report on Form 10-K of Standard Commercial Corporation for the year ended March 31, 1996.



Deloitte & Touche, LLP

Raleigh, North Carolina
June 28, 1996